UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014 (October 31, 2014)

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 E. Franklin St.

Richmond, VA 23219

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 887-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) Indenture and Securities

On November 5, 2014, Media General Financing Sub, Inc. (the “Issuer”), a wholly-owned subsidiary of Media General, Inc. (the “Company”), completed the issuance of $400 million in aggregate principal amount of 5.875% senior unsecured notes due 2022 (the “Notes”) in a private offering (the “Private Offering”) under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the financing of the Company’s announced business combination (the “LIN Merger”) with LIN Media LLC (“LIN”). Upon the closing of the LIN Merger, the Issuer will merge with and into LIN Television Corporation (“LIN Television”) with LIN Television continuing as the surviving corporation in such merger and assuming all of the Issuer’s obligations under the Notes and the Indenture (as defined below). The Issuer intends to use the net proceeds from this offering to repay certain indebtedness of LIN in connection with the LIN Merger and to pay related fees and expenses. The Notes were sold at an issue price of 99.5%.

The Notes were issued under an indenture, dated as of November 5, 2012 (the “Indenture”), among the Issuer and The Bank of New York Mellon, as trustee.

Prior to the merger of the Issuer with and into LIN Television, the Notes will not be guaranteed. Upon the consummation of the merger of the Issuer with and into LIN Television, the Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis (collectively, the “Guarantees” and, together with the Notes, the “Securities”) by Mercury New Holdco, Inc., a Virginia corporation (which will be the parent of LIN Television, the Company and all of their respective subsidiaries upon the consummation of the LIN Merger), and all of LIN Television’s existing and future wholly owned domestic subsidiaries that will guarantee the Company’s credit facilities (collectively, the “Guarantors”).

The net proceeds of the Notes were deposited into an escrow account pursuant to an escrow agreement among the Issuer, the Company and The Bank of New York Mellon, as escrow agent, and the Notes will be senior secured obligations of the Issuer, secured only by the amount in the escrow account, until delivery by the Issuer of an officer’s certificate that the escrow release conditions have been satisfied, and the funds in the escrow account will then be released to the Issuer. If the Issuer notifies the escrow agent that (a) it has determined that the LIN Merger will not be consummated on or before the LIN Merger Deadline (as defined in the Indenture) or (b) the LIN Merger Agreement (as defined in the Indenture) has been terminated, then the Issuer will be required to redeem the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the date of redemption

The Notes will bear interest at an annual rate of 5.875%. Interest is payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2015, to holders of record on each May 1 and November 1 preceding an interest payment date. The Notes mature on November 15, 2022, unless earlier redeemed or purchased. The Issuer may redeem all or part of the Notes at any time prior to November 15, 2017 at a redemption price equal to 100% of the principal amount of Notes redeemed, plus a “make whole” premium, and accrued and unpaid interest, if any, to the date of redemption. The Issuer has the right to redeem the Notes at any time on or after November 15, 2017 at the redemption prices described in the Indenture, plus accrued and unpaid interest, if any, to the date of redemption. Additionally, at any time on or prior to November 15, 2017, the Issuer may redeem Notes at a price of 105.875% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of redemption with the proceeds of certain equity offerings as long as at least $200 million in aggregate principal amount of Notes remains outstanding after the redemption.

If a “change of control” occurs, holders of the Notes will have the option to require the Issuer to purchase for cash all or a portion of their Securities at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest. In addition, if the Issuer makes certain asset sales and does not reinvest the proceeds thereof or use such proceeds to repay certain debt, they will be required to use the proceeds of such asset sales to make an offer to purchase the Notes at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest.

The Indenture contains restrictive covenants limiting the ability of the Issuer and its restricted subsidiaries (as defined in the Indenture) to, among other things, incur additional debt or issue disqualified stock, pay dividends or make other restricted payments, prepay, redeem or repurchase capital stock or subordinated debt, transfer or sell assets, make investments, enter into transactions with affiliates, create or incur liens or merge or consolidate with any other person. The Indenture also contains customary events of default.

A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The forms of the Notes (included as Exhibit A and Exhibit B of the Indenture filed as Exhibit 4.1 hereto) are filed as Exhibit 4.2 to this Current Report on Form 8-K and are hereby incorporated by reference herein. The descriptions of the material terms of the Indenture and the Securities are qualified in their entirety by reference to such exhibits.

In addition, a copy of the press release announcing the closing of the $400 million aggregate principal amount of Securities is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

(b) Registration Rights Agreement

The Issuer entered into a registration rights agreement, dated November 5, 2014 (the “Registration Rights Agreement”), with the initial purchasers of the Securities under which the Issuer agreed to use commercially reasonable efforts to register with the Securities and Exchange Commission (the “SEC”) notes having substantially identical terms in all material respects as the Securities, as part of an offer to exchange freely tradable exchange notes for the Notes, following the consummation of the LIN Merger. The Issuer agreed to use commercially reasonable efforts to cause the exchange offer to be completed within 365 days after the consummation of the LIN Merger. The Issuer is not required to consummate an exchange offer with respect to the Notes or otherwise register the Securities with the SEC until after the consummation of the LIN Merger.

The Issuer will be required to pay additional interest, subject to certain limitations, to the holders of the Securities if the exchange offer is not consummated on or prior to the date that is 365 days after the consummation of the LIN Merger.

Upon the consummation of the merger of the Issuer with and into LIN Television, LIN Television and the Guarantors will enter into a joinder agreement to the Registration Rights Agreement, pursuant to which LIN Television and the Guarantors will become party to the Registration Rights Agreement.

A copy of the Registration Rights Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to that exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of November 5, 2014, among Media General Financing Sub, Inc and The Bank of New York Mellon, as Trustee.

4.2	Forms of 5.875% senior unsecured notes due 2022 (included within the Indenture filed as Exhibit 4.1).

4.3	Registration Rights Agreement, dated November 5, 2014, among Media General Financing Sub, Inc. and RBC Capital Markets, as representative of the initial purchasers named therein.

99.1	Press Release issued by Media General, Inc., November 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2014

MEDIA GENERAL, INC.

By:	/s/ James F. Woodward
James F. Woodward
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of November 5, 2014, among Media General Financing Sub, Inc and The Bank of New York Mellon, as Trustee.

4.2	Forms of 5.875% senior unsecured notes due 2022 (included within the Indenture filed as Exhibit 4.1).

4.3	Registration Rights Agreement, dated November 5, 2014, among Media General Financing Sub, Inc. and RBC Capital Markets, as representative of the initial purchasers named therein.

99.1	Press Release issued by Media General, Inc., November 5, 2014.